UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2025
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Series A Convertible Senior Preferred Stock Purchase Agreement
On May 7, 2025 (the “Closing Date”), LanzaTech Global, Inc. (the “Company”) and LanzaTech Global SPV, LLC, an entity controlled by a large existing investor (the “Purchaser”), entered into a Series A Convertible Senior Preferred Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to issue and sell 20,000,000 shares of its preferred stock designated as “Series A Convertible Senior Preferred Stock”, par value of $0.0001 per share (“Preferred Stock”), to the Purchaser for an aggregate purchase price of $40,000,000 (the “Preferred Stock Issuance”), subject to certain closing conditions described therein. The Preferred Stock Issuance was consummated on the Closing Date. In connection with the Preferred Stock Issuance, the Company’s $40.2 million aggregate principal amount of outstanding Convertible Notes due 2029 (the “Convertible Notes”), plus accrued and unpaid interest thereon, was converted into 34,054,337 shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company pursuant to the mandatory conversion provision of the Convertible Notes.
Pursuant to the Purchase Agreement, the Company also agreed to issue and sell to the Purchaser, no later than May 31, 2025, warrants (the “Warrants”) to purchase an aggregate of 780,000,000 shares (“Warrant Shares”) of Common Stock, of the Company, at an exercise price equal to $0.0000001 per Warrant Share (subject to adjustments in certain events, including the Reverse Stock Split (as defined below) and to be no less than par value of the Common Stock) and the other terms to be set forth in a warrant agreement (a form of which is attached as an exhibit to the Purchase Agreement) (the “Warrant Agreement”). Subject to the conditions set forth in the Warrant Agreement, the Warrants will not be exercisable unless and until, among other things, certain requisite stockholder approvals are obtained and the Company consummates either a Subsequent Financing (as defined below) or, with the Purchaser’s consent, a financing that does not constitute a Subsequent Financing (an “Other Financing”) (collectively, the “Conditions to Exercise”); provided, however, that if the Conditions to Exercise are satisfied, each Warrant will be deemed automatically exercised on a cashless, net-exercise basis at such time (the time immediately following such automatic exercise, the “Expiration Time”). The Warrant Agreement will terminate at the earlier of (i) the Expiration Time and (ii) May 7, 2026.
The Purchase Agreement also provides that, no later than 60 days (or 90 days if the staff of the Securities and Exchange Commission (“SEC”) conducts a review of the applicable preliminary proxy statement) following the Closing Date (the “Approval Deadline”), the Company will be required to convene a meeting of its stockholders to obtain stockholder approvals (collectively, the “Requisite Stockholder Approvals”) with respect to: (i) the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock, the exercise of the Warrants, and in connection with the Subsequent Financing (collectively, the “Issuable Common Shares”) and to effect any “change of control” in connection with the foregoing, in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”); (ii) an amendment the Company’s certificate of incorporation to (a) effect a reverse stock split of the Common Stock (the “Reverse Stock Split”) at a ratio mutually acceptable to the Company and the holders of a majority of the outstanding Preferred Stock (the “Majority Holders”), (b) authorize that number of shares of Common Stock that, taking into account the Reverse Stock Split, is sufficient to authorize and issue Issuable Common Shares (the “Authorized Capitalization Amendment”), (c) set the par value of the Common Stock to an amount equal to the exercise price of the Warrants, and (d) provide that the Company’s stockholders may take action by written consent; and (iii) the issuance of Common Stock in the Subsequent Financing at a price per share of $0.05 (subject to adjustment in certain events, including the Reverse Stock Split). The Purchaser has also agreed in the Purchase Agreement to vote all shares of Common Stock held by it prior to the Closing Date in favor of the Requisite Stockholder Approvals or, if there are insufficient votes in favor of granting the Requisite Stockholder Approvals, in favor of the adjournment of such meeting of the stockholders of the Company to a later date.
Subject only to obtaining the Requisite Stockholder Approvals, the Company also agreed to use its reasonable best efforts to consummate a bona fide financing pursuant to which the Company sells Common Stock to one or more accredited investors reasonably satisfactory to the Majority Holders, at a price per share of $0.05 (subject to adjustment in certain events, including the Reverse Stock Split), payable in cash, with an aggregate original issue price of not less than $35,000,000 and not more than $60,000,000, on terms and conditions reasonably satisfactory to the Majority Holders (the “Subsequent Financing”). The Purchase Agreement provides that the Subsequent Financing must be consummated, if at all, no later than 10 business days following receipt of the Requisite Stockholder Approvals.
Terms of the Preferred Stock

The Preferred Stock will rank senior to the Common Stock in priority of payment in all respects, including with respect to payment of dividends, distribution of assets, distributions in connection with any Liquidation Event (as defined in the Certificate of Designation governing the terms of the Preferred Stock (the “Certificate of Designation”), and including certain bankruptcy and insolvency related events) or Deemed Liquidation Event (as defined in the Certificate of Designation and including a change of control transaction and the sale of all or substantially all assets of the Company and its subsidiaries), and all other redemption rights. The Preferred Stock has an initial original issue price of $2.00 per share (“Initial Liquidation Value”). Dividends on the Preferred Stock will accumulate daily at a rate of 8% per annum, on the basis of actual days elapsed in a year of 360 days. Dividends will accrue quarterly in arrears and, once accrued, shall not be paid in cash but shall be added to the Liquidation Value of such shares.
Each share of Preferred Stock shall be convertible, at the option of the holder thereof (with respect to its shares) or at the option of the Majority Holders (on behalf of all holders), into one fully-paid and non-assessable share of Common Stock (subject to adjustment in certain events, including the Reverse Stock Split) without the payment of additional consideration by the holder. Prior to receipt of the Requisite Stockholder Approvals, the aggregate number of shares of Common Stock issuable upon conversion of the Preferred Stock shall be limited as described in the Certificate of Designation.
Upon the occurrence of certain “Mandatory Redemption Events” (as defined and further described in the Certificate of Designation and including, among other things, a change of control, a Liquidation Event, a Deemed Liquidation Event, failure to approve the Authorized Capitalization Amendment and certain covenant breaches), the Company is required to make an irrevocable and unconditional offer to holders of the Preferred Stock to redeem all of the then-outstanding shares of Preferred Stock (“Mandatory Redemption”). The redemption price for each share of Preferred Stock redeemed in a Mandatory Redemption is equal to an amount per share of 1.5x its Liquidation Value as of the relevant date of determination. Upon the occurrence of certain Liquidation Events, all outstanding Preferred Stock will be deemed automatically surrendered to the Company, redeemed and extinguished in exchange for a promissory note (a form of which is attached as an exhibit to the Purchase Agreement).
The Preferred Stock is not redeemable at the election of the Company. From and after the date on which both (i) certain conditions with respect to an Other Financing have been satisfied and (ii) the Warrant Shares have been issued, none of the shares of Preferred Stock will be redeemable at the election of the holders thereof.
Subject to the limitations set forth in the Certificate of Designations (including as it relates to the limitation of voting power prior to the Requisite Stockholder Approvals), each holder of Preferred Stock is entitled to cast three votes per each share of Common Stock into which the Preferred Stock are convertible. In addition, for so long as the Preferred Stock remains outstanding, the holders of the Preferred Stock are entitled to elect, voting together as a separate class and on an as-converted to Common Stock basis, one director on the Company’s board of directors (“Board”) and to fill any vacancies with respect to such director.
The Certificate of Designation provides for certain “most favored nation” treatment to holders of the Preferred Stock, including that the Majority Holders may request that Company amend and restate the Certificate of Designation or any other organizational document to provide that the designations, preferences and privileges in respect of the Preferred Stock are no less favorable than the terms of any other financing (other than the Subsequent Financing).
The Certificate of Designation also provides that, without the consent of the Majority Holders and subject to certain exceptions described therein, the Company may not (i) consummate any financing, except for the Subsequent Financing; (ii) amend, alter or repeal its certificate of incorporation or its bylaws in a manner that adversely affects the Preferred Stock; (iii) create, authorize or issue new equity interests; (iv) increase or decrease the authorized number of shares of Common Stock (other than the Requisite Stockholder Approval) or Preferred Stock; (v) purchase or redeem or pay or declare any dividend on any shares of the Company’s capital stock; (vi) create, or hold capital stock in, non-wholly owned subsidiaries; (vii) change the number of votes entitled to be cast by directors; (viii) incur, or cause or permit any subsidiary to incur, indebtedness or liens; (ix) change in any material respect the compensation or benefits of any executive officer; (x) enter into certain related party transactions; (xi) sell, lease, transfer, exclusively license or dispose of certain material assets; (xii) consummate certain investments outside the ordinary course of business and (xiii) materially change the nature of the Company or its subsidiaries’ businesses.
Additional Agreements
On the Closing Date and in connection with the execution of the Purchase Agreement, the Company and the Purchaser entered into the Investors’ Rights Agreement (the “Investors Rights Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”). The Investors Rights Agreement sets forth certain rights and obligations of the Purchaser, including the right to elect one director of the Company, the Purchaser’s obligation to vote the Common Stock underlying its Preferred Shares in support of certain matters set forth therein, certain information rights, and certain restrictions on transfer of the Preferred Shares. The Registration Rights Agreement grants the Purchaser customary registration rights with respect to the

Preferred Shares and Warrant Shares and requires the Company to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), such shares within the deadlines set forth in the Registration Rights Agreement.
The foregoing summaries of the Certificate of Designation, the Purchase Agreement, the Investors Rights Agreement and the Registration Rights Agreement (collectively, the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by the full text of such Transaction Documents, copies of which are being filed as Exhibits 3.3, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein. The Transaction Documents are not intended to be a source of factual, business or operational information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 3.02. Unregistered Sales of Equity Securities.
The information in Item 1.01 is incorporated by reference into this Item 3.02.
As described in Item 1.01, the Company issued the Preferred Shares to the Purchaser on the Closing Date and agreed to issue and sell the Warrants to the Purchaser in accordance with the terms of the Purchase Agreement and the Warrant Agreement. The offer and sale of the Preferred Shares and the Warrants (including the Warrant Shares) are being made in reliance an exemption from registration under the Securities Act, pursuant to Section 4(a)(2) thereof. The issuance of the shares of Common Stock to the holders of the Convertible Note was made pursuant to the exemption from the registration requirements of the Securities Act, pursuant to Section 3(a)(9) thereof.

Item 3.03. Material Modification to Rights of Security Holders.
The information in Item 1.01 regarding the voting rights of the Preferred Stock is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.
Alongside the Preferred Stock Issuance and related transactions, the Company is continuing to implement strategic measures to scale its global business with greater cost efficiency to support its transition from a research and development-centric company to a commercially focused enterprise. In connection therewith, Company will notify certain of its employees out of its Skokie, Illinois location of an anticipated workforce reduction and provide related governmental notices in order to comply with the Worker Adjustment and Retraining Notification Act and similar state law. As of the date hereof, the Company expects that these actions will take effect on or within 14 days after June 1, 2025.

Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Generally, statements that are not historical facts, including those concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include the risk factors and other information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as other existing and future filings with the Securities and Exchange Commission.

Any forward-looking statement herein is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
3.3	Certificate of Designation of Series A Convertible Senior Preferred Stock, dated May 7, 2025
10.1	Series A Convertible Senior Preferred Stock Purchase Agreement, dated May 7, 2025, between the Company and the Purchaser
10.2	Investor Rights’ Agreement, dated May 7, 2025, between the Company and the Purchaser
10.3	Registration Rights Agreement, dated May 7, 2025, between the Company and the Purchaser
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 9, 2025

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary